Exhibit 99.1

STOCK REPURCHASE AND OFFERING AGREEMENT

BY AND BETWEEN

THE ARGYROS GROUP

AND

DST SYSTEMS, INC.

DATED AS OF MAY 5, 2014

Table of Contents

		Page

ARTICLE I

REPURCHASE

Section 1.1	Repurchase of Common Stock	1
Section 1.2	Closing	2
Section 1.3	Deliveries	2

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF
THE ARGYROS GROUP

Section 2.1	Title to Repurchase Shares	2
Section 2.2	Authority Relative to this Agreement	3
Section 2.3	Approvals	3
Section 2.4	Receipt of Information	3

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1	Authority Relative to this Agreement	4
Section 3.2	Approvals	4
Section 3.3	Funds	4

ARTICLE IV

OFFERING

Section 4.1	Registration Statement	4
Section 4.2	Secondary Offering	5
Section 4.3	Failure to Complete the Secondary Offering	6

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.1	Additional Agreements	8
Section 5.2	Announcements	8

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ii

STOCK REPURCHASE AND OFFERING AGREEMENT

THIS STOCK REPURCHASE AND OFFERING AGREEMENT (this “Agreement”) is made and entered into as of May 5, 2014 among Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation, and HBI Financial, Inc. (each a member of, and collectively, the “Argyros Group”), and DST Systems, Inc., a Delaware corporation (the “Company”).

WHEREAS, each member of the Argyros Group owns such number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as are set forth opposite such member’s name on Schedule A hereto (such shares of Common Stock, collectively, the “Argyros Shares”);

WHEREAS, the Company and the members of the Argyros Group propose to enter into a transaction whereby certain of the undersigned members of the Argyros Group (each, a “Selling Stockholder” and, collectively, the “Selling Stockholders”) shall sell to the Company and the Company shall purchase from such Selling Stockholders, certain shares of Common Stock, as set forth in this Agreement (the “Repurchase Transaction”);

WHEREAS, the Selling Stockholders propose to sell through an underwritten public offering (the “Secondary Offering”) registered with the Securities and Exchange Commission (the “SEC”) shares of Common Stock (the “Secondary Offering Shares”) representing an aggregate price to the public of not less than $450,000,000 (before giving effect to the underwriters’ over-allotment option, if any); and

WHEREAS, concurrently with the execution of this Agreement, the Company and the members of the Argyros Group are entering into an agreement with respect to certain governance and standstill provisions relating to the Argyros Group (the “Governance Agreement”).

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

REPURCHASE

Section 1.1                                    Repurchase of Common Stock.

(a)                                 The Company shall purchase from the Selling Stockholders, under the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing (as defined below), and the Selling Stockholders shall sell to the Company such aggregate number of shares of Common Stock (the “Repurchase Shares”) equal to the quotient of (x) an aggregate purchase price of $200,000,000 (the “Purchase Price”) divided by (y) the price per share of the Common Stock paid by the public (the “Secondary Share Price”) to the Selling Stockholders in the Secondary Offering less one half of the per share discount paid to the underwriters (the “Repurchase Share Price”), and rounded down for any fraction of a share.  The number of Repurchase Shares to be repurchased from each Selling Stockholder (the “Applicable Repurchase Shares”) shall be calculated by reference to Schedule B hereto (the “Repurchase Schedule”), after calculation of the Secondary Share Price and the Repurchase Share Price, by including all the shares in each row (beginning with the first row and moving to the last row) that were not previously sold in the Secondary Offering as Applicable Repurchase Shares, until all Applicable Repurchase Shares have been purchased.  The Purchase Price shall be allocated among the Selling Stockholders according to the number of Applicable Repurchase Shares sold in accordance with the Repurchase Schedule.

Section 1.2                                    Closing.  The closing (the “Closing”) of the Repurchase Transaction shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, immediately subsequent to the satisfaction or waiver of the conditions set forth in Articles VI and VII herein (with the date upon which such satisfaction or waiver occurs being referred to here as the “Closing Date”) or at such other time, date or place as John W. Clark or a successor representative, as designated by HBI Financial, Inc. (the “Argyros Representative”) and the Company may agree in writing.

Section 1.3                                    Deliveries.

(a)                                 At the Closing, each Selling Stockholder shall deliver or cause to be delivered to the Company (collectively, the “Argyros Group Closing Deliveries”):

(i)                                     the Applicable Repurchase Shares from such respective Selling Stockholder based on the Repurchase Schedule as described in Section 1.1, free and clear of any Lien (as defined below), including stock certificates, if any, representing the applicable number of Repurchase Shares, in each case, duly endorsed in blank by each Selling Stockholder or with a duly executed blank stock power, or other appropriate instrument of transfer, affixed for transfer to the Company, with appropriate transfer stamps, if any, affixed; and

(ii)                                  two duly completed and executed original copies of Internal Revenue Service (the “IRS”) Form W-9 or IRS Form W-8BEN, as applicable, for each Selling Stockholder.

(b)                                 At the Closing, the Company shall deliver to the applicable members of the Argyros Group (collectively, the “Company Closing Deliveries”) the Purchase Price, payable by wire transfer of immediately available funds to an account or accounts that the Selling Stockholders shall designate in writing at least five Business Days prior to the Closing Date.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF
THE ARGYROS GROUP

Each Selling Stockholder represents and warrants, jointly and severally, to the Company, as follows:

Section 2.1                                    Title to Repurchase Shares.  The Selling Stockholders own and at the Closing shall deliver the Repurchase Shares, free and clear of any option, call, contract, commitment, mortgage, pledge, security interest, encumbrance, lien, tax, claim or charge of any kind or right of others of whatever nature (collectively, a “Lien”), except for any Lien resulting from this Agreement, the Settlement Agreement, the Governance Agreement, and the Registration Rights Agreement.

Section 2.2                                    Authority Relative to this Agreement.  The members of the Argyros Group each have the requisite corporate or other power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement by each member of the Argyros Group and the consummation by the applicable members of the Argyros Group of the transactions contemplated hereby and by the Registration Rights Agreement, including the sale of the Repurchase Shares, have been duly authorized by the respective boards of directors, general partners or trustees, as applicable, of the applicable members of the Argyros Group and no other corporate, stockholder, partnership, trust or other proceedings or other actions, as applicable, on the part of the applicable members of the Argyros Group are necessary to authorize this Agreement or the Registration Rights Agreement or for the applicable members of the Argyros Group to consummate the transactions contemplated hereby or thereby.  This Agreement has been duly and validly executed and delivered by each member of the Argyros Group and constitutes the valid and binding obligations of each member of the Argyros Group, enforceable against each such member of the Argyros Group in accordance with its terms, except as the same may be limited by the terms of this Agreement, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 2.3                                    Approvals.  No material consent, approval, authorization or order of, or registration, qualification or filing, other than any filing with the SEC required under the Securities Act or the Exchange Act in connection with the execution of this Agreement, including an amendment to the Argyros Group Schedule 13D, with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by any member of the Argyros Group for the execution, delivery or performance by such member of the Argyros Group of this Agreement or the Registration Rights Agreement or the consummation by the applicable members of the Argyros Group of the transactions contemplated hereby or thereby.  The “Argyros Group Schedule 13D” means the Schedule 13D filed by Julia A. Argyros and George L. Argyros with the SEC on December 21, 1998, as amended by Amendment No. 1 thereto, dated March 18, 2004, by Amendment No. 2 thereto, dated May 11, 2010, by Amendment No. 3 thereto, dated November 21, 2011, by Amendment No. 4 thereto, dated February 6, 2012, by Amendment No. 5 thereto, dated January 22, 2013, by Amendment No. 6 thereto, dated November 1, 2013, by Amendment No. 7 thereto, dated February 3, 2014, by Amendment No. 8 thereto, dated February 12, 2014, and by Amendment No. 9 thereto, dated March 23, 2014, with respect to the Common Stock.

Section 2.4                                    Receipt of Information.  Each Selling Stockholder has received all the information it considers necessary or appropriate for deciding whether to consummate the Repurchase Transaction.  Each Selling Stockholder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Repurchase Transaction and the business and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.  No member of the Argyros Group has received, or is relying on, any representations or warranties from the Company, other than as provided in the Governance Agreement and herein, and the Company hereby disclaims any other express or implied representations or warranties with respect to itself.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each member of the Argyros Group, as follows:

Section 3.1                                    Authority Relative to this Agreement.  The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including the purchase of the Repurchase Shares, have been duly authorized by the Company’s board of directors, and no other corporate, stockholder or other proceedings or other actions on the part of the Company are necessary to authorize this Agreement or the Registration Rights Agreement or to consummate the transactions contemplated hereby or thereby.  This Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by the terms of this Agreement, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 3.2                                    Approvals.  No material consent, approval, authorization or order of, or registration, qualification with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by the Company for the execution, delivery or performance by the Company of this Agreement or the Registration Rights Agreement or the consummation by the Company of the transactions contemplated hereby or thereby.

Section 3.3                                    Funds.  The Company will have as of the Closing sufficient cash available to pay the Purchase Price to the Selling Stockholders on the terms and conditions contained herein, and there will be no restriction on the use of such cash for such purpose.

ARTICLE IV

OFFERING

The Company will undertake the actions of an issuer of securities described in this Article IV for purposes of facilitating the Secondary Offering.

Section 4.1                                    Registration Statement.  The Company will file a registration statement (or a prospectus supplement to an existing shelf registration statement) on an appropriate form with the SEC registering the Secondary Offering under the Securities Act of 1933, as amended (the “Securities Act”), within 30 days of the request of the Argyros Representative (the “Argyros Registration Statement”); provided, that the Company shall not be obligated to file a registration statement upon less than five Business Days’ notice; and provided further, that the Selling Stockholders to be named therein have delivered to the Company a completed selling stockholder questionnaire in the form of Exhibit B hereto.

Section 4.2                                    Secondary Offering.  (a) Except as provided in this Agreement, the timing and final material financial terms of the Secondary Offering (including, but not limited to, the aggregate number of Secondary Offering Shares to be sold (subject to the minimum $450,000,000 aggregate offering amount described in the recitals to this Agreement) and price to the public per Secondary Offering Share) shall be determined by the Argyros Representative in its sole discretion; provided, that the Company and the Argyros Group (as determined by the Argyros Representative) shall each be entitled to select one underwriter to act as a lead bookrunning manager for the Secondary Offering;

(b)                                 In connection with the Secondary Offering, the Company will:

(i)                                     cause its management to participate in a customary offering process to facilitate the Secondary Offering, including a customary number of investor meetings, conference calls and road show meetings;

(ii)                                  enter into one or more customary underwriting agreements with the underwriters for the Secondary Offering pursuant to which, among other things, the Company shall agree to indemnify the underwriters with respect to any actual or alleged misstatement or actual or alleged omission of a material fact in the applicable registration statement, prospectuses or issuer free writing prospectuses (together with any amendments or supplements thereto) relating to the Secondary Offering, required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be required to indemnify the underwriters for any liability resulting from the foregoing to the extent that any such liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or issuer free writing prospectus (or amendment or supplement thereto) in reliance upon and in conformity with information provided or statements made by or on behalf of any member of the Argyros Group; and

(iii)                               agree to indemnify the Selling Stockholders with respect to any actual or alleged misstatement or actual or alleged omission of a material fact in the applicable registration statement, prospectuses or issuer free writing prospectuses (together with any amendments or supplements thereto) relating to the Secondary Offering, required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be required to indemnify a Selling Stockholder for any liability resulting from the foregoing to the extent that any such liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or issuer free writing prospectus (or amendment or supplement thereto) in reliance upon and in conformity with information provided or statements made by or on behalf of any member of the Argyros Group.

(c)                                  Subject to the last sentence of this Section 4.2(c), the Company shall pay such expenses incurred pursuant to the Secondary Offering as are customarily borne by the issuer of securities in an underwritten offering, including (i) SEC, stock exchange and FINRA registration and filing fees; (ii) fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Secondary Offering Shares as may be set forth in any underwriting agreement relating to the Secondary Offering); (iii) printing, messenger and delivery expenses; (iv) expenses incurred in connection with any road show; and (v) fees and expenses of counsel to the Company, and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any “cold comfort” letters required by the registration or qualification of the Secondary Offering Shares).  Notwithstanding the foregoing, the members of the Argyros Group shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to the registration and sale of the Secondary Offering Shares and shall bear the fees and expenses of its own legal counsel and other advisors in connection with the Secondary Offering.

(d)                                 Each member of the Argyros Group agrees, and shall enter into an underwriting agreement with a customary lock-up provision for a period of 90 days following the closing of the Secondary Offering.

Section 4.3                                    Failure to Complete the Secondary Offering.  (a) In the event that the Secondary Offering is not consummated on or prior to January 24, 2015 (such period commencing on the date of this Agreement and ending on such date, the “Transaction Period”),

(i)                                     so long as the Company has complied with its obligations under Sections 4.1, 4.2(b)(i), 4.2(b)(ii), 4.2(b)(iii) and 4.2(c), the Company shall no longer have any obligation to (A) effect the Repurchase Transaction, (B) maintain the effectiveness of the Argyros Registration Statement or (C) take any other action to effect any disposition of shares of Common Stock by or on behalf of any member of the Argyros Group; or

(ii)                                  if the Company (A) has not complied with its obligations under Sections 4.1, 4.2(b)(i), 4.2(b)(ii), 4.2(b)(iii) and 4.2(c), (B) it has been notified in writing prior to the expiration of the Transaction Period by the Argyros Group that the Selling Stockholders stood ready, willing and able to consummate the Secondary Offering, but the Company was unable to consummate the Repurchase Transaction in accordance with the terms of Section 1.1 of this Agreement for a reason within the Company’s control, or (C) after having been notified in writing not less than ten Business Days prior to the expiration of the Transaction Period, by the Argyros Group that the Selling Stockholders stood ready, willing and able to consummate the Secondary Offering, but the Company was unable to consummate the Repurchase Transaction for a reason outside the Company’s control (as described in Section 4.3(b)(ii) below), then the Company shall no longer have any obligation under Section 4.1 or Section 4.2 of this Agreement, and the rights of the Argyros Group and obligations of the Company with respect to any future registered offering of the Argyros Shares shall be solely as provided in the Registration

Rights Agreement; provided, however, if the notice described in clauses (B) or (C) of this paragraph is delivered less than ten Business Days prior to the expiration of the Transaction Period, the Transaction Period shall be automatically extended for a period of ten Business Days commencing on the date of delivery of such notice.

(b)                                 If the Argyros Group has notified the Company in writing prior to the expiration of the Transaction Period, that the Selling Stockholders stand ready, willing and able to consummate the Secondary Offering, and the Company is unable to close the Repurchase Transaction for reasons outside the Company’s control, then the Argyros Representative may elect whether to proceed with the Secondary Offering or to delay the Secondary Offering; provided, however, if the notice described in this paragraph is delivered less than ten Business Days prior to the expiration of the Transaction Period, the Transaction Period shall be automatically extended for a period of ten Business Days commencing on the date of delivery of such notice.

(i)                                     if the Argyros Group elects to consummate the Secondary Offering, and the Secondary Offering shall have been consummated, then:

(A)                               in the event the Company shall have failed to consummate the Repurchase Transaction in accordance with the terms of Section 1.1 of this Agreement for reasons outside of the control of the Company for three Business Days after the date upon which such Repurchase Transaction was to have occurred (the “Cure Period”), then from and after the conclusion of such Cure Period, interest shall accrue on the Purchase Price at the rate of 30-day LIBOR plus 125 basis points (the total of such interest accrual, the “Accrued Interest”) and the amount of such Accrued Interest shall be added to the Purchase Price (the sum of the Purchase Price and the Accrued Interest, the “Adjusted Repurchase Amount”), and the Company shall have the obligation to pay to Selling Stockholders, an amount in the aggregate equal to the Adjusted Repurchase Amount as consideration for the Repurchase Transaction; and

(B)                               in the event that the Company has not consummated the Repurchase Transaction at the Adjusted Repurchase Amount within the Transaction Period, the Company shall no longer have any obligation under Section 4.1 or Section 4.2 of this Agreement, and the rights of the Argyros Group and obligations of the Company with respect to any future registered offering of the Argyros Shares shall be solely as provided in the Registration Rights Agreement.

(ii)                                  If the Argyros Group elects to delay the Secondary Offering, then:

(A)                   if the Company is able to consummate the Repurchase Transaction during the remainder of the Transaction Period and the Argyros Group does not consummate the Secondary Offering, then the provisions of 4.3(a)(i) above shall apply; and

(B)                   if the Company is unable to consummate the Repurchase Transaction during the remainder of the Transaction Period, then the provisions of 4.3(a)(i) and (ii) above shall apply.

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.1                                    Additional Agreements.  The parties shall and shall cause their subsidiaries to take such action and execute, acknowledge and deliver such agreements, instruments and other documents as the other party may reasonably require from time to time in order to carry out the purposes of this Agreement.

Section 5.2                                    Announcements.  No member of the Argyros Group shall make any public announcements or otherwise communicate with any news media or any potential purchaser of the Common Stock with respect to this Agreement or any of the transactions contemplated hereby without prior consent of the Company, other than any filing with the SEC required under the Securities Act or the Exchange Act in connection with the execution of this Agreement, including an amendment to the Argyros Group Schedule 13D.

ARTICLE VI

CONDITIONS TO CLOSING OF THE COMPANY

The obligation of the Company to purchase the Repurchase Shares at the Closing is subject to the fulfillment on or prior to the Closing of each of the following conditions:

Section 6.1                                    Representations and Warranties.  Each representation and warranty made by the members of the Argyros Group in Article II above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 6.2                                    Performance.  All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Argyros Group on or prior to the Closing Date shall have been performed or complied with by the Argyros Group in all respects.

Section 6.3                                    Closing Certificate.  The Argyros Group shall have delivered to the Company a certificate, dated the Closing Date and signed by an authorized signatory of each member the Argyros Group, certifying to the effect that the conditions set forth in Sections 6.1 and 6.2 have been satisfied.

Section 6.4                                    Certificates and Documents.  The Argyros Group shall have delivered at or prior to the Closing to the Company the Argyros Group Closing Deliveries.

Section 6.5                                    Completion of Secondary Offering.  The Secondary Offering shall have been consummated in accordance with the terms and conditions of any underwriting or purchase agreement entered into in connection therewith.  For greater certainty, all references to the consummation of the Secondary Offering contained herein do not require the exercise of any option granted to the underwriters for such offering.

ARTICLE VII

CONDITIONS TO CLOSING OF THE ARGYROS GROUP

The obligation of the Argyros Group to cause the Selling Stockholders to sell the Repurchase Shares to the Company at the Closing is subject to the fulfillment on or prior to the Closing of each of the following conditions:

Section 7.1                                    Representations and Warranties.  Each representation and warranty made by the Company in Article III above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 7.2                                    Performance.  All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with by the Company in all respects.

Section 7.3                                    Certificate.  The Company shall have delivered to the Argyros Group a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Sections 7.1 and 7.2 have been satisfied.

Section 7.4                                    Documents.  The Company shall have delivered at or prior to Closing to the Argyros Group the Company Closing Deliveries.

Section 7.5                                    Purchase Price.  The Company shall have delivered to the Selling Stockholders or their designee or designees the applicable Purchase Price, payable by wire transfer of immediately available funds to the account or accounts that the respective Selling Stockholders shall designate at least five Business Days prior to the date of Closing.

Section 7.6                                    Completion of Secondary Offering.  The Secondary Offering shall have been consummated in accordance with the terms and conditions of any underwriting or purchase agreement entered into in connection therewith. For greater certainty, all references to the consummation of the Secondary Offering contained herein do not require the exercise of any option granted to the underwriters for such offering.

ARTICLE VIII

MISCELLANEOUS

Section 8.1                                    Termination.  This Agreement may be terminated prior to the Closing by mutual written consent of the Company and the Argyros Representative. In the event of termination of this Agreement, there shall be no further obligation on the part of any party hereto; provided, however, notwithstanding the foregoing, this Article VIII shall survive any termination of this Agreement.

Section 8.2                                    Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company and the Argyros Representative. No modification, amendment or waiver of any provision of this Agreement, and no giving of any consent provided for hereunder, shall be effective unless such modification, amendment, waiver or consent is approved by the Requisite Independent Directors. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. “Requisite Independent Directors” means, at any time of determination, a majority of Independent Directors.  “Independent Director” means any director of the Company who, at any time of determination, (i) is or would be an “independent director” with respect to the Company pursuant to Section 303A.02 of the New York Stock Exchange Listed Company Manual and Section 10A of the Exchange Act (or any successor provisions) and (ii) was not nominated or proposed for nomination by or on behalf of any member of the Argyros Group.

Section 8.3                                    Severability.  If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 8.4                                    Entire Agreement.  This Agreement and the Governance Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. In the event of any conflict between the Settlement Agreement dated as of March 23, 2014 between the Company and certain members of the Argyros Group (the “Settlement Agreement”) and this Agreement, this Agreement shall control.

Section 8.5                                    Successors and Assigns.  Neither this Agreement nor any of the rights or obligations set forth in this Agreement shall be assignable or otherwise transferrable, in whole or in part, by operation of law or otherwise, by the Argyros Group or any member of the Argyros Group, other than to (a) the Argyros Family Foundation or (b) a transferee who receives (directly or indirectly) Argyros Shares at the death of Julia A. Argyros or George L. Argyros, by will, trust, or the laws of descent and distribution; provided that, such transferee in the case of either (a) or (b), shall execute and deliver joinders to this Agreement and the Governance Agreement, which joinders shall be in the form of Exhibit C attached hereto, agreeing to be bound as an original party hereto and thereto.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs and permitted assigns.

Section 8.6                                    No Third Party Beneficiaries.  No Person other than the parties hereto shall have any rights or benefits under this Agreement, and nothing in this Agreement is intended to, or will, confer on any Person other than the parties hereto any rights, benefits or remedies.

Section 8.7                                    Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 8.8                                    Specific Performance.  Each of the members of the Argyros Group, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages.  It is accordingly agreed that the members of the Argyros Group or any of them, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, without the posting of any bond, and the other party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  Such remedy shall not be deemed to be the exclusive remedy for a breach of this letter agreement, but shall be in addition to all other remedies available at law or equity.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 8.9                                    Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (upon telephonic confirmation of receipt), on the first Business Day following the date of dispatch if delivered by a recognized next day courier service, or on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105-1594
Facsimile:  (816) 435-8630
Attention:  General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Facsimile: (212) 735-2000
Attention:  Stacy J. Kanter, Esq.
                   Laura Kaufmann Belkhayat, Esq.

If to the Argyros Group:

The Argyros Group
c/o Arnel Development Company
949 South Coast Drive, Suite 600
Costa Mesa, CA 92626
Facsimile: (714) 481-5189
Attention:  Julia A. Argyros

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
3161 Michelson Drive
Irvine, CA 92612
Facsimile: (949) 475-4673
Attention:  John M. Williams, Esq.

Section 8.10                             Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of Delaware.  Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder or relating hereto, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or relating hereto brought by the other party hereto shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Each party further irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any legal action or proceeding arising out of or relating to this Agreement.

Section 8.11                             Interpretation.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” “Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Repurchase and Offering Agreement to be duly executed and delivered as of the date first above written.

THE ARGYROS GROUP

JULIA A. ARGYROS

THE ARGYROS FAMILY TRUST
By:	Julia A. Argyros, trustee

GLA FINANCIAL CORPORATION
By:	Julia A. Argyros, Chief Executive Officer

HBI FINANCIAL, INC.
By:	Julia A. Argyros, Chief Executive Officer

By:	/s/ Julia A. Argyros
	Name:	Julia A. Argyros
	Title:	Authorized Signatory

DST SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Chief Financial Officer

Exhibit A

Registration Rights Agreement

Exhibit B

Selling Stockholder Questionnaire

SELLING STOCKHOLDER QUESTIONNAIRE

Pursuant to the stock repurchase and offering agreement, dated May 5, 2014 (the “Stock Repurchase and Offering Agreement”), by and among Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation and HBI Financial, Inc. (each a member of, and collectively, the “Argyros Group”) and DST Systems, Inc. (the “Company”), the Company will file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on May 5, 2014, registering the resale by members of the Argyros Group of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  To facilitate the filing of the Registration Statement, this selling stockholder questionnaire (the “Questionnaire”) is being delivered to members of the Argyros Group.  Such members of the Argyros Group must complete and return the Questionnaire to the Company no later than May 9, 2014.

*   *   *

The undersigned beneficial holder of shares of Common Stock understands that the Company intends to file with the SEC the Registration Statement for the registration for resale under Rule 415 of such shares of Common Stock in accordance with the terms of the Stock Repurchase and Offering Agreement. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Stock Repurchase and Offering Agreement.

Beneficial owners of shares of Common Stock are advised to consult their own legal counsel regarding the consequences of being named or not being named as a Selling Stockholder in the Registration Statement and the related prospectus.

The undersigned beneficial owner (the “Selling Stockholder”) of shares of Common Stock hereby gives notice to the Company of its intention to sell or otherwise dispose of the shares of Common Stock beneficially owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The undersigned hereby provides the following information to the Company, and represents and warrants that such information is accurate and complete:

1.                (a)                   Full Legal Name of Selling Stockholder:

(b)                   Full Legal Name of Registered Holder (if not the same as (a) above) through which the Common Stock listed in Item (3) below is held:

(c)                    Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which the Common Stock listed in Item (3) below is held:

2.                Address for Notices to Selling Stockholder:

Telephone:

Fax:

Email address:

Contact Person:

3.                Beneficial Ownership of the Common Stock:

Except as set forth below in this Item (3), the undersigned Selling Stockholder does not beneficially own any Common Stock.

(a)                   Number of shares beneficially owned:

(b)                   Number of shares which the undersigned wishes to be included in the Registration Statement:

4.                Beneficial Ownership of other securities of the Company owned by the Selling Stockholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Common Stock listed above in Item (3).

(a)                   Type and amount of other securities beneficially owned by the Selling Stockholder:

5.                Relationship with the Company:

(a)                   Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Stockholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?
 Yes
 No

(b)                   If so, please state the nature and duration of your relationship with the Company:

6.                Broker-Dealer Status:

(a)                   Is the Selling Stockholder a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?
 Yes
 No

Note that we will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.
If the Selling Stockholder is a registered broker-dealer, please indicate whether the Selling Stockholder purchased its Common Stock for investment or acquired it as transaction-based compensation for investment banking or similar services.

If the Selling Stockholder is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, we must identify you as an underwriter in the Registration Statement and related prospectus.

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(b)                   Affiliation with Broker-Dealers:
Is the Selling Stockholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.
 Yes
 No

If so, please answer the remaining questions in this section:

(i)                        Please describe the affiliation between the Selling Stockholder and any registered broker-dealers:

(ii)                     If the Common Stock was purchased by the Selling Stockholder other than in the ordinary course of business, please describe the circumstances:

(iii)                  If the Selling Stockholder, at the time of its purchase of shares of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute such shares of Common Stock, please describe such agreements or understandings:

Note that if the Selling Stockholder is an affiliate of a broker-dealer and did not purchase its Common Stock in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we must identify the Selling Stockholder as an underwriter in the prospectus.

7.                Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Common Stock.

(a)                   Is the Selling Stockholder a natural person?
 Yes
 No

(b)                   Is the Selling Stockholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?
 Yes
 No

(c)                    State whether the Selling Stockholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:
 Yes
 No

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(d)                   If a subsidiary, please identify the publicly held parent entity:

If you answered “No” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Selling Stockholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Common Stock:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Common Stock pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

•                                          The undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided above that may occur at any time while the Registration Statement remains effective.

•                                          By signing this Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, the related prospectus and any state securities or Blue Sky applications. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement, the related prospectus and any state securities or Blue Sky applications.

•                                          The remainder of this page is intentionally left blank.

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1.                                      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its authorized agent.

2.                                      Dated:

Beneficial Owner:

By:
Name:

3.

4.                                      Please send a PDF copy to the email address or fax number noted below and then return the original completed and executed Questionnaire to the Company’s counsel:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, CA 94301-1908
Attention: Sara L. Terheggen (Email: sara.terheggen@skadden.com; Fax: 650-798-6535)

Signature Page to Selling Stockholder Questionnaire

Exhibit C

Form of Joinder

JOINDER AGREEMENT

TO

THE STOCK REPURCHASE AND OFFERING AGREEMENT

[Insert Date]

WHEREAS, as a condition precedent to the assignment or transfer, in whole or in part, by operation of law or otherwise, of the Repurchase Agreement or any of the rights or obligations set forth in the Repurchase Agreement to (a) the Argyros Family Foundation or (b) a transferee who receives (directly or indirectly) Argyros Shares at the death of Julia A. Argyros or George L. Argyros, by will, trust, or laws of descent or distribution, any such transferee, as contemplated by Section 8.5 of the Repurchase Agreement, is required to join the Repurchase Agreement and agree to be bound by all of the provisions of the Repurchase Agreement as if such transferee were bound as an original party thereto; and

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stock Repurchase and Offering Agreement by and among DST Systems, Inc., Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation and HBI Financial, Inc., dated as of May 5, 2014, attached hereto as Exhibit A (the “Repurchase Agreement”).

By execution hereof, the undersigned Transferee agrees to be bound by all of the provisions of the Repurchase Agreement as if the undersigned Transferee were bound as an original party thereto.

[Execution Page Follows]

IN WITNESS WHEREOF, the undersigned Transferee has executed this Joinder Agreement as of the date first written above.

TRANSFEREE

By:
Name:
Title:	Authorized Signatory